--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

                                DATE OF REPORT:
                               SEPTEMBER 2, 1998

                           MIKOHN GAMING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEVADA                        0-22752                         88-0218876
   (STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)

                            1045 PALMS AIRPORT DRIVE
                              LAS VEGAS, NV 89119
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                            TELEPHONE (702) 896-3890
                               FAX (702) 263-1661
                        (REGISTRANT'S TELEPHONE NUMBER)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OF ASSETS

  On September 2, 1998, Registrant closed its previously announced and publicized agreement to acquire all of the outstanding stock of Progressive Games, Inc., a Delaware corporation ("PGI") from Donald W. Jones for an aggregate cash consideration of $35,847,000. There was and is no material relationship between Mr. Jones and Registrant.

  The principal assets of PGI are [1] Caribbean Stud(R), a popular proprietary poker game protected by patents and copyrights, [2] certain other proprietary games also protected by patents and copyrights (collectively, "Other PGI Games"), [3] numerous contracts between PGI and the various lessees of Caribbean Stud(R) and the Other PGI Games, [4] other games in various stages of development which may or may not find acceptance by regulators and casinos in the future, and [5] equipment and other physical property used in the manufacture and distribution of Caribbean Stud(R) and the Other PGI Games. Caribbean Stud(R) and the Other PGI Games are placed in casinos throughout the world, almost entirely on leases at fixed monthly rates.

  Also on September 2, 1998, Registrant acquired, for an aggregate consideration of $3,300,000, all of the outstanding stock of P&S Leasing Corporation, Inc. and all of the legal and beneficial ownership of P&S
Leasing LLC. These two entities held exclusive, non-terminable agreements with PGI to distribute Caribbean Stud(R) in the states of Mississippi and Louisiana, respectively. With the acquisition of PGI and these two entities, Registrant now has exclusive distribution rights [1] to Caribbean Stud(R) throughout all of the United States except Nevada, [2] to Caribbean Stud(R) in substantially all other significant legalized gaming jurisdictions throughout the world and [3] to all of the Other PGI Games in all of the United States and all other significant legalized gaming jurisdictions throughout the world.

  The funds used in these acquisitions represent part of the $86.0 million in proceeds received by Registrant pursuant to the contemporaneous closing of an Amended and Restated Credit Agreement dated as of August 28, 1998 among Registrant as Borrower, certain financial institutions initially signatory thereto (First Source Financial LLP, The Travelers Insurance Company; Allstate Insurance Company; Allstate Life Insurance Company; Fidelity & Guaranty Life Insurance Co.; United States Fidelity & Guaranty Company; Senior Debt Portfolio, a mutual fund; CIBC Oppenheimer Corp.; Sanwa Business Credit Corporation; Chancellor/Triton CBO, Limited; and Caravelle Investment Fund, L.C.C.) together with their permitted assignees as Lenders, and First Source Financial LLP as Agent.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Set forth below are the Financial Statements of PGI for the years ended December 31, 1996 and 1997 (audited) and for the three and six months ended March 31, 1998 and June 30, 1998, respectively (unaudited).

                            PROGRESSIVE GAMES, INC.

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                        [LETTERHEAD OF ROSENFARB & CO.]

                         INDEPENDENT AUDITORS' REPORT

Stockholder
Progressive Games, Inc.

  We have audited the accompanying balance sheet of Progressive Games, Inc. as of December 31, 1997, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Progressive Games, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ Rosenfarb & Co.

Roseland, New Jersey
March 14, 1998

                            PROGRESSIVE GAMES, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1997

           ASSETS
           ------
CURRENT ASSETS
  Cash and cash
   equivalents.............. $1,514,552
  Accounts receivable, less
   estimated uncollectibles
   of $50,000...............  1,275,706
  Inventories...............    505,242
  Prepaid expenses..........    103,750
                             ----------
    Total current assets.... $3,399,250
EQUIPMENT AND FURNITURE.....    404,232
OTHER ASSETS
  Patent rights, net of
   accumulated amortization
   of $579,546..............  5,024,562
  Employee loans............     49,834
  Other.....................     59,907
                             ----------
                              5,134,303
                             ---------- ---
                             $8,937,785
                             ========== ===
      LIABILITIES AND
    STOCKHOLDER'S EQUITY
    --------------------
CURRENT ASSETS
  Bank line of credit....... $      100
  Current portion of long
   term debt................  1,640,230
  Accounts payable and
   accrued expenses.........    567,307
  States income taxes
   payable..................     59,191
                             ----------
    Total current
     liabilities............ $2,266,828
LONG TERM DEBT..............  2,186,974
STOCKHOLDER'S EQUITY
  Common stock (at par
   value)
   3,000 shares authorized
   2,700 shares issued and
    outstanding.............        270
  Retained earnings.........  4,483,713
                             ----------
                              4,483,983
                             ---------- ---
                             $8,937,785
                             ========== ===

                       See notes to financial statements

                            PROGRESSIVE GAMES, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1997

REVENUES........................................................... $12,481,989
COSTS AND EXPENSES
  Cost of equipment sold........................................... $ 1,534,657
  Warehousing......................................................   1,098,743
  Selling..........................................................   2,513,263
  Administrative...................................................   3,637,310
  Research and development.........................................     487,427
                                                                    -----------
    Total costs and expenses.......................................   9,271,400
                                                                    -----------
INCOME FROM OPERATIONS.............................................   3,210,589
INTEREST EXPENSE, net of interest income of $78,630................     257,998
                                                                    -----------
INCOME BEFORE STATES INCOME TAXES..................................   2,952,591
STATES INCOME TAXES................................................      70,000
                                                                    -----------
NET INCOME.........................................................   2,882,591
RETAINED EARNINGS--beginning of year...............................   2,316,122
DIVIDENDS..........................................................    (715,000)
                                                                    -----------
RETAINED EARNINGS--end of year..................................... $ 4,483,713
                                                                    ===========


                       See notes to financial statements

                            PROGRESSIVE GAMES, INC.

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES
  Cash received from customers.................................... $12,137,366
  Costs and expenses paid.........................................  (8,857,485)
  Interest received...............................................      78,631
  Interest paid...................................................    (337,719)
  Income taxes paid...............................................    (311,171)
                                                                   -----------
      Net cash provided by operating activities................... $ 2,709,622
CASH FLOWS FROM INVESTING ACTIVITIES
  Payments for equipment..........................................     (58,746)
  Payments for employee loans.....................................     194,547
  Payments for patent rights......................................  (1,000,000)
                                                                   -----------
      Net cash used for investing activities......................    (864,199)
CASH FLOWS FROM FINANCING ACTIVITIES
  Payments of bank line of credit.................................        (400)
  Payments of long term debt......................................  (1,397,892)
  Proceeds of long term debt......................................   1,000,000
  Dividends paid..................................................    (715,000)
                                                                   -----------
      Net cash used for financing activities......................  (1,113,292)
                                                                   -----------
NET INCREASE IN CASH..............................................     732,131
CASH AND CASH EQUIVALENTS--beginning of year......................     782,421
                                                                   -----------
CASH AND CASH EQUIVALENTS--end of year............................ $ 1,514,552
                                                                   -----------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
 ACTIVITIES
  From operations
    Net income.................................................... $ 2,882,591
    Depreciation and amortization.................................     780,260
                                                                   -----------
      Total from operations....................................... $ 3,662,851
  Add (deduct) changes in non cash working capital and non
   operating items
    Increase in accounts receivable...............................     (91,920)
    Increase in inventories.......................................     (34,617)
    Decrease in prepaid expenses..................................     102,638
    Increase in other assets......................................      (7,867)
    Decrease in accounts payable and accrued expenses.............    (680,292)
    Decrease in income taxes payable..............................    (241,171)
                                                                   -----------
      Total change................................................    (953,229)
                                                                   -----------
                                                                   $ 2,709,622
                                                                   ===========

                       See notes to financial statements

                            PROGRESSIVE GAMES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

NOTE 1--PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

A. PRINCIPAL BUSINESS ACTIVITY

  The Company licenses and sells casino games and equipment through distributors and directly to casinos located predominantly in the United States.

B. USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

C. CASH AND CASH EQUIVALENTS

  Included in cash and cash equivalents are cash investments with maturity dates of ninety days or less.

D. INVENTORIES

  Inventories are stated at the lower of cost (first in, first out basis) or market.

E. EQUIPMENT AND FURNITURE AND DEPRECIATION

  Equipment and furniture are stated at cost less accumulated depreciation. Depreciation is provided by using accelerated and the straight-line methods over the estimated useful lives of the assets (five and seven years).

F. PATENT RIGHTS

  Patent rights are stated at cost less accumulated amortization provided by using the straight-line method over the remaining life of the patent rights (9 to 11 years).

G. INCOME TAXES

  The Company is an S Corporation whereby all Federal and some states taxable income is directly taxable to the stockholder. An income tax provision has been made for states in which no S Corporation election has been made.

NOTE 2--CONCENTRATION OF CREDIT RISK

  The Company maintains substantially all cash balances at two financial institutions. At December 31, 1997, the Company's uninsured cash and cash equivalents were approximately $1,400,000.

NOTE 3--INVENTORIES

  Inventories consist of

     Raw materials..................................................... $322,849
     Finished goods....................................................  182,393
                                                                        --------
                                                                        $505,242
                                                                        ========

                            PROGRESSIVE GAMES, INC.

                               DECEMBER 31, 1997


NOTE 4--EQUIPMENT AND FURNITURE

  Equipment and furniture consist of

     Property licensed to customers................................. $  641,152
     Office equipment...............................................    240,836
     Transportation equipment.......................................    148,285
     Furniture and fixtures.........................................     62,443
                                                                     ----------
                                                                      1,092,716
     Accumulated depreciation.......................................    688,484
                                                                     ----------
                                                                     $  404,232
                                                                     ==========

NOTE 5--FINANCING

A. BANK LINE OF CREDIT

  The Company maintains a $750,000 bank line of credit, secured by all assets of the Company and guaranteed by stockholder, due on demand, with interest payable monthly at the lesser of one percentage point above the bank's prime rate of 2.75 percentage points above the London Interbank market rate of interest. The line of credit expires October 3, 1998.

B. LONG TERM DEBT

  Long term debt consists of a bank loan, secured by all assets of the Company and guaranteed by stockholder, payable in monthly installments of $136,686 through April 2000 plus interest at 2.75 percentage points above the London Interbank market rate of interest.

NOTE 6--LEASES

  The Company rents premises primarily month to month. Leases for more than a month expire through March 1999. Rent expense for the year was $203,000. Future minimum annual rental payments for the years ending December 31, 1998 and 1999 are $86,000 and $19,000 respectively.

NOTE 7--RETIREMENT PLANS

  The Company has profit sharing and employee savings plans covering substantially all employees, whereby contributions are made predominantly on a discretionary basis. Contributions of $25,000 were provided for the year ended December 31, 1997.

NOTE 8--MAJOR CUSTOMERS

  During the year the Company had two distributors which accounted for approximately 36 percent of revenues.

NOTE 9--RELATED PARTY TRANSACTIONS

  During the year the Company received license fees of $897,000 from an affiliate.

                            PROGRESSIVE GAMES, INC.

                               DECEMBER 31, 1997


  In September 1994 the Company acquired the various patent rights to certain casino games and gaming equipment for $5,100,000 from a related party. In October of 1997 the Company acquired additional patent rights from this related party for $1,000,000.

NOTE 10--LICENSING

  The Company is licensed in various jurisdictions and has several license applications pending in territories where the Company is doing business. Management is unable to determine the effects of any license denial.

NOTE 11--LITIGATION

  The Company is a defendant in various lawsuits arising in the ordinary course of business. It is the opinion of management that disposition of these lawsuits will not individually, or in the aggregate, materially adversely affect the financial position or results of operations of the Company.

                            PROGRESSIVE GAMES, INC.

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

                        [LETTERHEAD OF ROSENFARB & CO.]

                         INDEPENDENT AUDITORS' REPORT

Stockholder
Progressive Games, Inc.

  We have audited the accompanying balance sheet of Progressive Games, Inc. as of December 31, 1996, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Progressive Games, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ Rosenfarb & Co.

Roseland, New Jersey
March 27, 1997

                            PROGRESSIVE GAMES, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1996

           ASSETS
           ------
CURRENT ASSETS
  Cash and cash
   equivalents.............. $  782,421
  Accounts receivable, less
   estimated uncollectibles
   of $50,000...............  1,183,786
  Inventories...............    470,625
  Prepaid expenses..........    203,795
                             ----------
    Total current assets.... $2,640,627
EQUIPMENT AND FURNITURE.....    629,851
OTHER ASSETS
  Patent rights, net of
   accumulated amortization
   of $579,546..............  4,520,454
  Employee loans............    246,977
  Other.....................     52,040
                             ----------
                              4,819,471
                             ---------- ---
                             $8,089,949
                             ========== ===
      LIABILITIES AND
    STOCKHOLDER'S EQUITY
    --------------------
CURRENT LIABILITIES
  Bank line of credit....... $      500
  Current portion of long
   term debt................  1,371,742
  Accounts payable and
   accrued expenses.........  1,247,599
  Income taxes payable......    300,362
                             ----------
    Total current
     liabilities............ $2,920,203
LONG TERM DEBT..............  2,853,354
STOCKHOLDER'S EQUITY
  Common stock (at par
   value)
   3,000 shares authorized
   2,700 shares issued and
    outstanding.............        270
  Retained earnings.........  2,316,122
                             ----------
                              2,316,392
                             ---------- ---
                             $8,089,949
                             ========== ===

                       See notes to financial statements

                            PROGRESSIVE GAMES, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1996

REVENUES........................................................... $10,233,782
COSTS AND EXPENSES
  Cost of equipment sold........................................... $ 1,258,906
  Warehousing......................................................   1,050,200
  Selling..........................................................   2,097,704
  Administrative...................................................   3,581,073
  Research and development.........................................     687,443
                                                                    -----------
                                                                      8,675,326
                                                                    -----------
INCOME FROM OPERATIONS.............................................   1,558,456
INTEREST EXPENSE, net of interest income...........................     350,513
                                                                    -----------
INCOME BEFORE INCOME TAXES.........................................   1,207,943
INCOME TAXES.......................................................     400,000
                                                                    -----------
NET INCOME.........................................................     807,943
RETAINED EARNINGS--beginning of year...............................   1,508,179
                                                                    -----------
RETAINED EARNINGS--end of year..................................... $ 2,316,122
                                                                    ===========


                       See notes to financial statements

                            PROGRESSIVE GAMES, INC.

                            STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
  Cash received from customers.................................... $10,072,511
  Costs and expenses paid.........................................  (7,123,018)
  Interest received...............................................      36,728
  Interest paid...................................................    (364,145)
  Income taxes paid...............................................    (860,910)
                                                                   -----------
      Net cash provided by operating activities................... $ 1,761,166
CASH FLOWS FROM INVESTING ACTIVITIES
  Payments for equipment..........................................    (281,791)
  Payment for patent rights.......................................  (1,500,000)
  Payments for employee loans.....................................    (180,975)
                                                                   -----------
      Net cash used by investing activities.......................  (1,962,766)
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds of bank line of credit.................................         500
  Payments of long term debt......................................  (5,139,260)
  Proceeds of long term debt......................................   4,225,096
                                                                   -----------
      Net cash used by financing activities.......................    (913,664)
                                                                   -----------
NET DECREASE IN CASH AND CASH EQUIVALENTS.........................  (1,115,264)
CASH AND CASH EQUIVALENTS--beginning of year......................   1,897,685
                                                                   -----------
CASH AND CASH EQUIVALENTS--end of year............................ $   782,421
                                                                   ===========
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
 ACTIVITIES
  From operations
    Net income.................................................... $   807,943
    Depreciation and amortization.................................     960,593
    Deferred income taxes.........................................    (210,000)
                                                                   -----------
      Total from operations....................................... $ 1,558,536
  Add (deduct) changes in non cash working capital and non
   operating items
    Decrease in accounts receivable...............................       6,768
    Increase in inventories.......................................    (128,068)
    Increase in prepaid expenses..................................    (130,019)
    Increase in other assets......................................     (20,132)
    Increase in accounts payable and accrued expenses.............     724,991
    Decrease in income taxes payable..............................    (250,910)
                                                                   -----------
      Total change................................................     202,630
                                                                   -----------
                                                                   $ 1,761,166
                                                                   ===========

                       See notes to financial statements

                            PROGRESSIVE GAMES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

 A. Principal Business Activity

  The Company licenses and sells casino games and equipment through distributors and directly to casinos located predominately in the United States.

 B. Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 C. Cash and Cash Equivalents

  Included in cash and cash equivalents are cash investments with maturity dates of ninety days or less.

 D. Inventories

  Inventories are stated at the lower of cost (first in, first out basis) or market.

 E. Equipment and Furniture and Depreciation

  Equipment and furniture are stated at cost less accumulated depreciation. Depreciation is provided by using accelerated and the straight-line methods over the estimated useful lives of the assets (five and seven years).

 F. Patent Rights

  Patent rights are stated at cost less accumulated amortization provided by using the straight-line method over the life of the patent rights (11 years).

                            PROGRESSIVE GAMES, INC.

                               DECEMBER 31, 1996

G. INCOME TAXES

  Deferred income taxes are provided for temporary differences due to the use of the cash method of reporting license fee revenues and expenses. The Company has elected subchapter S status effective January 1, 1997.

NOTE 2--CONCENTRATION OF CREDIT RISK

  The Company maintains substantially all cash balances at two financial institutions. At December 31, 1996, the Company's uninsured cash and cash equivalents were approximately $585,000.

NOTE 3--INVENTORIES

  Inventories consist of

     Raw materials..................................................... $390,675
     Finished goods....................................................   79,950
                                                                        --------
                                                                        $470,625
                                                                        ========

NOTE 4--EQUIPMENT AND FURNITURE

  Equipment and furniture consist of

     Property licensed to customers................................. $1,005,862
     Office equipment...............................................    208,454
     Transportation equipment.......................................    126,485
     Furniture and fixtures.........................................     58,520
                                                                     ----------
                                                                      1,399,321
     Accumulated depreciation.......................................    769,470
                                                                     ----------
                                                                     $  629,851
                                                                     ==========

NOTE 5--FINANCING

A. BANK LINE OF CREDIT

  $500,000 bank line of credit, secured by all assets of the Company and guaranteed by stockholder, due on demand, with interest payable monthly at one percentage point above the bank's prime rate.

B. LONG TERM DEBT

  Bank Loan, secured by all assets of the Company and guaranteed by stockholder, payable in monthly installments of $112,452 through October 1997, then $123,611 through October 1998 and then $134,770 plus interest at 2.75 percentage points above the London Interbank market rate of interest.

NOTE 6--LEASES

  The Company rents premises under operating leases which expire through February 1998. Rent expense for the year was $174,000. Future minimum annual rental payments for the years ending December 31, 1997 and 1998 are $150,000 and $16,000 respectively.

                            PROGRESSIVE GAMES, INC.

                               DECEMBER 31, 1996


NOTE 7--RETIREMENT PLANS

  The Company has profit sharing and employee savings plans covering substantially all employees, whereby contributions are made predominantly on a discretionary basis. Contributions of $23,000 were provided for the year ended December 31, 1996.

NOTE 8--MAJOR CUSTOMERS

  During the year the Company had two customers which accounted for approximately 40 percent of revenues.

NOTE 9--RELATED PARTY TRANSACTIONS

  In February 1996, the Company advanced the stockholder $190,000. Included in employee loans is $182,144 due from stockholder, payable in biweekly installments of $1,064 including interest at 8 percent per annum.

  During the year the Company earned revenues of $540,000 from two affiliates. Included in accounts receivable is $44,795 due from these affiliates.

  In September 1995 the Company acquired the worldwide patent rights to certain casino games and gaming equipment for $5,100,000 from a related party.

NOTE 10--LICENSE APPLICATIONS

  The Company has several license applications pending in territories where the Company is doing business. Management is unable to determine the effects of a license denial.

                            PROGRESSIVE GAMES, INC.

                                 BALANCE SHEET

             FOR THE PERIODS ENDED MARCH 31, 1998 AND JUNE 30, 1998
                                  (UNAUDITED)

                                                          MARCH 31,   JUNE 30,
                                                             1998       1998
                                                          ---------- ----------
Current Assets
  Cash & cash equivalents................................ $2,771,159 $1,751,721
  Accounts receivable, net...............................  1,135,574  1,372,627
  Inventories............................................    490,216    230,000
  Other..................................................    105,226    140,236
                                                          ---------- ----------
                                                           4,502,175  3,494,584
Equipment and Improvements...............................    336,197    318,001
Other Assets
  Patents, net of amortization...........................  4,880,957  4,737,267
  Employee loans.........................................    104,238    101,586
  Other..................................................     60,709     15,527
                                                          ---------- ----------
                                                           5,045,904  4,854,380
    Total Assets......................................... $9,884,276 $8,666,965
                                                          ========== ==========
Current Liabilities
  Bank line of credit.................................... $      100 $      100
  Current portion of long term debt......................  1,640,230  1,640,230
  Accounts payable.......................................    294,416    501,382
  Accrued expenses.......................................    470,365    397,327
  Income taxes payable...................................     54,191     42,461
                                                          ---------- ----------
                                                           2,459,302  2,581,500
Long Term Debt...........................................  1,776,916  1,366,859
Stockholder's Equity
  Common stock...........................................        270        270
  Retained earnings......................................  5,647,788  4,718,336
                                                          ---------- ----------
                                                           5,648,058  4,718,606
    Total Liabilities & Stockholder's Equity............. $9,884,276 $8,666,965
                                                          ========== ==========

                            PROGRESSIVE GAMES, INC.

                                 BALANCE SHEET

                       FOR THE PERIOD ENDED JUNE 30, 1997
                                  (UNAUDITED)

                                                                      JUNE 30,
                                                                        1997
                                                                     ----------
Current Assets
  Cash & cash equivalents........................................... $  892,563
  Accounts receivable, net..........................................  1,348,093
  Inventories.......................................................    460,683
  Other.............................................................    264,937
                                                                     ----------
                                                                      2,966,276
Equipment and Improvements..........................................    510,969
Other Assets
  Patents, net of amortization......................................  4,288,637
  Employee loans....................................................    257,783
  Other.............................................................     53,432
                                                                     ----------
                                                                      4,599,852
    Total Assets.................................................... $8,077,097
                                                                     ==========
Current Liabilities
  Bank line of credit............................................... $      500
  Current portion of long term debt.................................  1,438,696
  Accounts payable..................................................    453,928
  Accrued expenses..................................................    371,395
  Income taxes payable..............................................        --
                                                                     ----------
                                                                      2,264,519
Long Term Debt......................................................  2,111,688
Stockholder's Equity
  Common stock......................................................        270
  Retained earnings.................................................  3,700,620
                                                                     ----------
                                                                      3,700,890
    Total Liabilities & Stockholder's Equity........................ $8,077,097
                                                                     ==========

                            PROGRESSIVE GAMES, INC.

                            STATEMENT OF OPERATIONS

             FOR THE PERIODS ENDED MARCH 31, 1998 AND JUNE 30, 1998
                                  (UNAUDITED)

                                              3 MONTHS ENDED
                                           --------------------- 6 MONTHS ENDED
                                           MARCH 31,   JUNE 30,     JUNE 30,
                                              1998       1998         1998
                                           ---------- ---------- --------------
Revenue................................... $3,431,386 $3,620,629   $7,052,015
Cost of Sales.............................    468,079    842,304    1,310,383
                                           ---------- ----------   ----------
Gross Profit..............................  2,963,307  2,778,325    5,741,632
Selling Expense...........................    344,679    454,980      799,659
Administration Expense....................    856,471    790,814    1,647,285
R&D Expense...............................     64,570     57,440      122,010
                                           ---------- ----------   ----------
Total Expenses............................  1,265,720  1,303,234    2,568,954
Operating Income..........................  1,697,587  1,475,091    3,172,678
Interest Expense..........................     46,003     47,786       93,789
                                           ---------- ----------   ----------
Income Before Taxes.......................  1,651,584  1,427,305    3,078,889
Income Tax................................        --         --           --
                                           ---------- ----------   ----------
Net Income................................ $1,651,584 $1,427,305   $3,078,889
                                           ========== ==========   ==========

                            PROGRESSIVE GAMES, INC.

                            STATEMENT OF OPERATIONS

             FOR THE PERIODS ENDED MARCH 31, 1997 AND JUNE 30, 1997
                                  (UNAUDITED)

                                                  3 MONTHS ENDED      6 MONTHS
                                               ---------------------   ENDED
                                               MARCH 31,   JUNE 30,   JUNE 30,
                                                  1997       1997       1997
                                               ---------- ---------- ----------
Revenue....................................... $3,046,669 $3,209,442 $6,256,111
Cost of Sales.................................    679,061    698,068  1,377,129
                                               ---------- ---------- ----------
Gross Profit..................................  2,367,608  2,511,374  4,878,982
Selling Expense...............................    511,665    547,628  1,059,293
Administration Expense........................    844,742    826,895  1,671,637
R&D Expense...................................    131,272    134,448    265,720
                                               ---------- ---------- ----------
Total Expenses................................  1,487,679  1,508,971  2,996,650
Operating Income..............................    879,929  1,002,403  1,882,332
Interest Expense..............................     70,996     66,838    137,834
                                               ---------- ---------- ----------
Income Before Taxes...........................    808,933    935,565  1,744,498
Income Tax....................................        --         --         --
                                               ---------- ---------- ----------
Net Income.................................... $  808,933 $  935,565 $1,744,498
                                               ========== ========== ==========

  (b) Set forth below are Proforma Combined Financial Statements of Registrant and PGI for the year ended December 31, 1997 and for the six months ended June 30, 1998. Registrant acquired all of the outstanding stock of PGI on September 2, 1998 upon the closing of the transaction described in detail above under
Item 2--Acquisition of Assets.

  The following Proforma Combined Financial Statements reflect the integration of PGI operations with those of Registrant for the year ended December 31, 1997 and for the six months ended June 30, 1998, assuming that Registrant and PGI had been combined during the full term of each of these periods.

                            MIKOHN GAMING COPORATION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                     FOR THE PERIOD ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                        PRO FORMA
                             ACTUAL   ACTUAL COMPANY   ADJUSTMENTS     COMPANY
                             MIKOHN    PGI   COMBINED   (NOTE 2)      PRO FORMA
                             -------  ------ --------  -----------    ---------
           ASSETS
           ------
Current assets:
 Cash and cash
  equivalents............... $ 4,896  $1,514 $  6,410   $ (31,308)(a) $ 16,357
                                                           81,000 (b)
                                                           (5,100)(b)
                                                           (3,827)(c)
                                                          (30,000)(c)
                                                             (818)(c)
 Trade accounts receivable,
  net.......................  22,584   1,276   23,860        (393)(d)   23,467
 Installment receivables,
  current...................   1,937     --     1,937         --         1,937
 Other receivables..........     --      --       --          --           --
 Inventories................  25,344     505   25,849         --        25,849
 Prepaid and other
  expenses..................   3,319     104    3,423         --         3,423
 Deferred tax, current......     644     --       644         --           644
                             -------  ------ --------   ---------     --------
   Total current assets.....  58,724   3,399   62,123       9,554       71,677
 Installment receivables....     124     --       124         --           124
 Property, plant and
  equipment, net............  15,957     404   16,361         --        16,361
 Intangible assets..........  16,689   5,025   21,714      26,824 (a)   51,538
                                                            5,100 (b)
                                                           (2,100)(e)
 Other assets...............   6,094     110    6,204         --         6,204
                             -------  ------ --------   ---------     --------
   TOTAL ASSETS............. $97,588  $8,938 $106,526   $  39,378     $145,904
                             =======  ====== ========   =========     ========
      LIABILITIES AND
    SHAREHOLDERS' EQUITY
    --------------------
Current liabilities:
 Current portion of long-
  term debt................. $   171  $1,640 $  1,811   $  (1,640)(c) $    171
 Trade accounts payable.....   6,873     568    7,441        (238)(d)    7,203
 Customer deposits..........   3,504     --     3,504         --         3,504
 Taxes payable..............     --       59       59         --            59
 Accruals and other
  expenses..................   4,083     --     4,083         --         4,083
                             -------  ------ --------   ---------     --------
   Total current
    liabilities.............  14,631   2,267   16,898      (1,878)      15,020
                             -------  ------ --------   ---------     --------
 Long term-debt.............  30,055   2,187   32,242     (30,000)(c)   81,055
                                                           81,000 (b)
                                                           (2,187)(c)
                             -------  ------ --------   ---------     --------
   Total long-term debt.....  30,055   2,187   32,242      48,813       81,055
                             -------  ------ --------   ---------     --------
 Deferred tax liability.....     332     --       332         --           332
Shareholders' equity:
 Common stock...............   1,028     --     1,028         --         1,028
 Additional paid-in-
  capital...................  49,283     --    49,283         --        49,283
 Foreign currency
  adjustment................    (826)    --      (826)        --          (826)
 Retained earnings..........   3,313   4,484    7,797      (4,484)(a)      240
                                                             (155)(d)
                                                             (818)(c)
                                                           (2,100)(e)
                             -------  ------ --------   ---------     --------
                              52,798   4,484   57,282      (7,557)      49,725
 Less: treasury stock.......    (228)    --      (228)        --          (228)
                             -------  ------ --------   ---------     --------
   Total shareholders'
    equity..................  52,570   4,484   57,054      (7,557)      49,497
                             -------  ------ --------   ---------     --------
   TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY.... $97,588  $8,938 $106,526   $  39,378     $145,904
                             =======  ====== ========   =========     ========

                           MIKOHN GAMING CORPORATION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                        PRO FORMA
                             ACTUAL   ACTUAL COMPANY   ADJUSTMENTS     COMPANY
                             MIKOHN    PGI   COMBINED   (NOTE 2)      PRO FORMA
                            --------  ------ --------  -----------    ---------
          ASSETS
          ------
Current assets:
  Cash and cash
   equivalents............  $  3,839  $1,752 $  5,591   $(32,128)(a)  $ 12,038
                                                          81,000 (b)
                                                          (5,100)(b)
                                                          (3,007)(c)
                                                         (33,500)(c)
                                                            (818)(c)
  Trade accounts
   receivable, net........    23,120   1,373   24,493       (393)(d)    24,100
  Installment receivables,
   current................     1,525     --     1,525        --          1,525
  Other receivables.......       --      --       --         --            --
  Inventories.............    26,883     230   27,113        --         27,113
  Prepaid and other
   expenses...............     4,879     140    5,019        --          5,019
  Deferred tax, current...       644     --       644        --            644
                            --------  ------ --------   --------      --------
   Total current assets...    60,890   3,495   64,385      6,054        70,439
  Installment
   Receivables............     1,492     --     1,492        --          1,492
  Property, plant and
   equipment, net.........    16,105     318   16,423        --         16,423
  Intangible assets.......    17,192   4,737   21,929     27,410 (a)    52,339
                                                           5,100 (b)
                                                          (2,100)(e)
  Other assets............     7,232     117    7,349        --          7,349
                            --------  ------ --------   --------      --------
   TOTAL ASSETS...........  $102,911  $8,667 $111,578   $ 36,464      $148,042
                            ========  ====== ========   ========      ========
      LIABILITIES AND
   SHAREHOLDERS' EQUITY
   --------------------
Current liabilities:
  Current portion of long-
   term debt..............  $     75  $1,640 $  1,715   $ (1,640)(c)  $     75
  Trade accounts payable..     6,828     501    7,329       (238)(d)     7,091
  Customer deposits.......     3,181     --     3,181        --          3,181
  Taxes payable...........       --      --       --         --            --
  Accruals and other
   expenses...............     4,106     441    4,547        --          4,547
                            --------  ------ --------   --------      --------
   Total current
    liabilities...........    14,190   2,582   16,772     (1,878)       14,894
                            --------  ------ --------   --------      --------
  Long-term debt..........    33,738   1,367   35,105    (33,500)(c)    81,238
                                                          81,000 (b)
                                                          (1,367)(c)
                            --------  ------ --------   --------      --------
   Total long-term debt...    33,738   1,367   35,105     46,133        81,238
                            --------  ------ --------   --------      --------
  Deferred tax liability..       332     --       332        --            332
Shareholders' equity:
  Common stock............     1,062     --     1,062        --          1,062
  Additional paid-in-
   capital................    51,309     --    51,309        --         51,309
  Foreign currency
   adjustment.............      (943)    --      (943)       --           (943)
  Retained earnings.......     3,451   4,718    8,169     (4,718)(a)       378
                                                            (155)(d)
                                                            (818)(c)
                                                          (2,100)(e)
                            --------  ------ --------   --------      --------
                              54,879   4,718   59,597     (7,791)       51,806
  Less: treasury stock....      (228)    --      (228)       --           (228)
                            --------  ------ --------   --------      --------
   Total shareholders'
    equity................    54,651   4,718   59,369     (7,791)       51,578
                            --------  ------ --------   --------      --------
   TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY..  $102,911  $8,667 $111,578   $ 36,464      $148,042
                            ========  ====== ========   ========      ========

                           MIKOHN GAMING CORPORATION

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        PRO FORMA    UNAUDITED
                          MIKOHN      PGI    COMPANY   ADJUSTMENTS    COMPANY
                         (AUDITED) (AUDITED) COMBINED   (NOTE 3)     PRO FORMA
                         --------- --------- --------  -----------   ---------
Net sales...............  $98,548   $12,482  $111,030    $   --      $111,030
Direct costs............   61,200     1,535    62,735        --        62,735
                          -------   -------  --------    -------     --------
Gross profit............   37,348    10,947    48,295        --        48,295
Selling, general and
 administrative
 expenses...............   30,965     7,736    38,701     (1,879)(a)   37,493
                                                             671 (b)
                          -------   -------  --------    -------     --------
Operating income........    6,383     3,211     9,594      1,208       10,802
Other income and
 (expense):
  Interest expense,
   net..................   (2,555)     (258)   (2,813)    (5,902)(c)   (8,715)
  Other income and
   (expense)............      (97)      --        (97)       --           (97)
                          -------   -------  --------    -------     --------
Income before income
 taxes..................    3,731     2,953     6,684     (4,694)       1,990
Income tax (provision)
 benefit................   (1,357)      (70)   (1,427)       631 (d)     (796)
                          -------   -------  --------    -------     --------
Net income..............  $ 2,374   $ 2,883  $  5,257    $(4,063)    $  1,194
                          =======   =======  ========    =======     ========
EARNINGS PER SHARE:
  Basic.................  $  0.24                                    $   0.12
                          =======                                    ========
  Diluted...............  $  0.24                                    $   0.12
                          =======                                    ========

                           MIKOHN GAMING CORPORATION

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        PRO FORMA    UNAUDITED
                            ACTUAL   ACTUAL  COMPANY   ADJUSTMENTS    COMPANY
                            MIKOHN    PGI    COMBINED   (NOTE 3)     PRO FORMA
                            -------  ------  --------  -----------   ---------
Net sales.................. $47,400  $7,052  $54,452     $   --       $54,452
Direct costs...............  28,625   1,310   29,935         --        29,935
                            -------  ------  -------     -------      -------
Gross profit...............  18,775   5,742   24,517         --        24,517
Selling, general and
 administrative expenses...  16,913   2,569   19,482        (870)(a)   18,955
                                                             343 (b)
                            -------  ------  -------     -------      -------
Operating income...........   1,862   3,173    5,035         527        5,562
Operating income and
 (expense):
Interest expense, net......  (1,736)    (94)  (1,830)     (2,528)(c)   (4,358)
Other income and
 (expense).................     132     --       132         --           132
                            -------  ------  -------     -------      -------
Income before income
 taxes.....................     258   3,079    3,337      (2,001)       1,336
Income tax (provision)
 benefit...................    (120)    --      (120)       (415)(d)     (535)
                            -------  ------  -------     -------      -------
Net income................. $   138  $3,079  $ 3,217     $(2,416)     $   801
                            =======  ======  =======     =======      =======
EARNINGS PER SHARE:
Basic...................... $  0.01                                   $  0.08
                            =======                                   =======
Fully Diluted.............. $  0.01                                   $  0.08
                            =======                                   =======

                           MIKOHN GAMING CORPORATION

          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

1. BASIS OF PRESENTATION:

  The accompanying Pro Forma Condensed Combined Balance Sheets and Pro Forma Condensed Combined Statements of Operations give effect to the private placement of debt and the application of proceeds therefrom and the PGI acquisition.

2. PRO FORMA CONDENSED COMBINED BALANCE SHEETS:

  The Pro Forma Condensed Combined Balance Sheet gives effect to the private placement of debt and the application of the proceeds therefrom and the PGI acquisition as though they had occurred on December 31, 1997 and June 30, 1998 respectively, and gives effect to the following:

    (a) The PGI Acquisition:

                                                                        JUNE
                                                          DECEMBER 31,   30,
                                                              1997      1998
                                                          ------------ -------
   Cash purchase price...................................   $35,135    $35,135
   Less: Estimated adjustments pursuant to the PGI
    Agreement............................................     3,827      3,007
                                                            -------    -------
     Adjusted cash purchase price for PGI................    31,308     32,128
   Less: Book value of net assets acquired...............     4,484      4,718
                                                            -------    -------
     Acquisition goodwill amount.........................   $26,824    $27,410
                                                            =======    =======
   Purchase price satisfied as follows:
     Cash paid to owner of PGI...........................   $31,308    $32,128
     PGI debt repaid to bank.............................     3,827      3,007
                                                            -------    -------
       Total purchase price..............................   $35,135    $35,135
                                                            =======    =======

    (b) The issuance of $81,000 of private debt due 2003 and related debt issuance costs of $5,100.

    (c) The repayment of $30,000 of Mikohn debt and $3,827 of PGI debt outstanding at December 31, 1997 and $33,500 of Mikohn debt and $3,007 of PGI debt outstanding at June 30, 1998. The Company incurred prepayment penalties of approximately $818 related to the prepayment of existing Mikohn debt.

    (d) Elimination of outstanding balances between Mikohn and PGI at December 31, 1997 and June 30, 1998.

    (e) The write-off of deferred financing costs related to previous financing transactions.

3. PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS:

  The Pro Forma Condensed Combined Statement of Operations and Other Data reflect the transactions as though they had occurred at the beginning of the periods presented and give effect to the following:

    (a) Pro forma PGI expense reductions:

                                                         YEAR ENDED  SIX MONTHS
                                                        DECEMBER 31, ENDED JUNE
                                                            1997      30, 1998
                                                        ------------ ----------
   Non-recurring prior owner charges (i)...............    $  713       $338
   Duplicative licensing expenses (ii).................       588        248
   Reduction if personnel per PGI agreement (iii)......       508        254
   Non-recurring financial advisory expenses (iv)......        70         30
                                                           ------       ----
                                                           $1,879       $870
                                                           ======       ====

                           MIKOHN GAMING CORPORATION

                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)


      (i) Represents non-recurring prior owner charges comprised of salary and benefits paid to Mr. Don Jones, Chairman and Chief Executive Officer of PGI. In addition, this amount includes non-recurring travel expenses paid on behalf of Mr. Jones. Pursuant to the PGI agreement, Mr. Jones will be submitting his resignation at the closing of the PGI acquisition and his duties will be absorbed by the executive management of Mikohn.

      (ii) Represents a reduction in duplicative licensing expenses incurred by PGI in connection with the licensing of (a) PGI and (b) Mr. Jones, the Chairman and Chief Executive Officer of PGI, in jurisdictions where Mikohn and Mikohn's key executives are already licensed.

      (iii) Represents planned reductions in personnel per the PGI Agreement which provides for the termination of 14 employees of PGI upon the closing of the PGI Acquisition. The functions performed by these employees will be absorbed into the current corporate functions of Mikohn.

      (iv) Represents non-recurring financial advisory service fees incurred by PGI in connection with its effort to sell PGI.

    (b) Additional amortization of goodwill over 40 years.

    (c) Represents the incremental interest expense on the private debt placement, net of the elimination of actual interest expense on debt refinanced out of the proceeds of the private debt placement.

    (d) Income tax effect of above items at the estimated effective rate of 40%. This tax rate gives effect to the addback of goodwill amortization and certain other non-deductible expenses such as meals and entertainment.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MIKOHN GAMING CORPORATION, REGISTRANT

                                              /s/ Charles H. McCrea, Jr.
                                          By: _________________________________
                                                 Charles H. McCrea, Jr.
                                           Executive Vice President, Secretary
                                                   and General Counsel

Date: November 13, 1998